 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 12, 2019

Linde plc
(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre
10 Priestley Road
Surrey Research Park
Guildford, Surrey GU2 7XY
United Kingdom
(Address of principal executive offices) (Zip Code)

+44 1483 242200
(Registrant’s telephone numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	New York Stock Exchange

ITEM 2.02 Results of Operations and Financial Condition

On November 12, 2019, Linde plc issued a press release setting forth Linde plc’s results of operations for the quarter ended September 30, 2019, a copy of which was furnished on the Form 8-K filed on November 12, 2019. In connection with the earnings release, on November 12, 2019, Linde plc also provided an earnings webcast and related supplemental written information. The transcript of the webcast and the supplemental written information are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated by reference in this Item 2.02.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are furnished herewith pursuant to Item 2.02 hereof:

Exhibit No.	Description

99.1	Webcast transcript dated November 12, 2019
99.2	Supplemental written information related to webcast provided on November 12, 2019

EXHIBIT INDEX

Exhibit 99.1

Webcast transcript dated November 12, 2019
Exhibit 99.2

Supplemental written information related to webcast provided on November 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

Date: November 14, 2019	By:	/s/ Kelcey E. Hoyt
Kelcey E. Hoyt
Principal Accounting Officer